UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 23, 2011
(Date of Earliest Event Reported)

Shrink Nanotechnologies, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	333-138083 (Commission File Number)	20-2197964 (I.R.S. Employer Identification No.)

4100 Calit2 Bldg
Irvine, CA 92697-2800
 (Address of principal executive offices)

760-804-8844
 (Registrant's telephone number, including area code)

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

___Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement.

On March 23, 2011, Shrink Nanotechnologies, Inc., a Delaware corporation (the “Company”)  entered into a letter of intent with BlackBox Semiconductor, Inc., f/k/a Visitrade, Inc., a Nevada corporation  (the “BlackBox” OTC Symbol VTDID), as purchaser, for the sale of all of the shares of  the Company’s subsidiary,  BlackBox Semiconductor, Inc., a Delaware corporation (the “BlackBox Subsidiary”) from the Company (the “BlackBox Acquisition LOI”).  The specific salient terms of the transaction, which are to be memorialized with definitive transaction documents, provide for consideration by the BlackBox of $75,000 and 19.9% of BlackBox’s restricted common stock as calculated at closing to be issued to the Company, in exchange for (i) all of the equity ownership of BlackBox Subsidiary (including assignments of all of its intellectual property) and (ii) 15,000,000 shares of the Company’s restricted common stock to be issued to BlackBox at closing of the acquisition.  BlackBox Subsidiary will generally be responsible for legal and related expenses for the transaction.

The primary asset of BlackBox Subsidiary includes an exclusive License Agreement (the “Chicago License Agreement”) with the University of Chicago, granting to BlackBox Subsidiary the exclusive, worldwide right to use and sublicense Chicago’s patent-pending Materials and Methods for the Preparation of Nanocomposites (US PTO Application No. PCT/US10/32246, and provisional applications 61/214,434 and 61,264,790) and future patent applications filed by the University of Chicago based on certain other patentable technologies described in the Chicago License Agreement.

The Company and BlackBox are indirectly controlled by and affiliated with, Messrs. Mark L. Baum and James B. Panther, II.  Accordingly, all consents and approvals on the part of the Company were approved by, and negotiated by, disinterested members of the board of directors of the Company.  As part of the BlackBox Acquisition LOI, BlackBox will be required to raise substantial additional capital in order to effectuate its business plan as intended with BlackBox Subsidiary and to satisfy the Chicago License Agreement.  No assurance can be made that BlackBox will be able to raise sufficient capital after the acquisition to effectuate its proposed business expansion plans that relate to BlackBox Subsidiary or, even if it is able to raise the capital, that it will be successful in timely commercializing viable and competitive semiconductor products.

The foregoing is a summary only of the BlackBox Acquisition LOI a copy of which is filed as an exhibit to this Current Report on Form 8-K.

Item  4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 12, 2011, the Board of Directors of Shrink Nanotechnologies, Inc. (the “Company”), based on the recommendation of its Audit Committee and in consultation with management, concluded that the following previously issued consolidated financial statements must be restated (the “Restatement”) and should no longer be relied upon.

The Company believes that the Restatement does not have a material effect on the trend of earnings and will not have any positive or negative effect on the operations of the business.  The effects of the Restatement did not in any way affect the Company's cash flows.

The Restatement was due to an error resulting from the Company’s failure to properly recognize expenses in the appropriate period which are associated with a signature bonus in an amended operating agreement with BCGU, LLC (the “Signature Bonus”) in such financial statements:

i.
consolidated balance sheets and statement of operations as of and for the periods ending December 31, 2009, March 31, 2010 June 30, 2010, September 30, 2010, and consolidated statement of stockholders’ equity for the year ended December 31, 2009; and

ii.	Selected Financial Data as of and for the year ended December 31, 2009.

    As a result, in its recently filed Annual Report on Form 10-K for the year ending December 31, 2010, the Company:

i.	restated its consolidated balance sheet as of December 31, 2009 and its consolidated statement of stockholders’ equity for the year ended December 31, 2009;

ii.	restated its consolidated balance sheet as of December 31, 2009 and its consolidated statement of stockholders’ equity for the year ended December 31, 2009;

iii.	restated its consolidated balance sheet as of December 31, 2009 and its consolidated statement of stockholders’ equity for the year ended December 31, 2009;

    The Company’s management and the Audit Committee of the Company’s Board of Directors have discussed these matters disclosed in this Current Report on Form 8-K with Peterson Sullivan LLP, the Company’s independent registered public accounting firm.

Background on the Restatement

The Company believes that the Restatement does not have a material effect on the trend of earnings and will not have any positive or negative effect on the operations of the business.  The effects of the Restatement did not in any way affect the Company's cash flows.

The restated financial statements correct the following error:

In April 2011, the Company became aware of an error with respect to the historical accounting associated with the Signature Bonus as a prepaid expense and its subsequent expense accretion.  The Company’s management reviewed this interpretation and determined that the Signature Bonus needs to be immediately expensed at the agreements effective date, October 1, 2009.  The effect of correcting the error has been recorded in the applicable restated periods.

To properly recognize the expense in our restated financial statements, the Company recognized a $270,000 expense at October 1, 2009 and removed the prepaid expense from our Balance Sheets.

The recently filed Annual Report on 10-K for the year ended December 31, 2010, reflects the corrected information as restated.  The adjustments made as a result of the Restatement are specifically discussed in Note 2.  “Restatement of Financial Statements”, of the Notes to Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K. Quarterly reports for the year ended December 31, 2011 will include restated consolidated balance sheets for the corresponding interim periods of 2010.

The Company has not amended and does not intend to amend its previously filed Annual Reports on Form 10-K for the year ended December 31, 2009, however, the Company will be restating its Quarterly Reports on Form 10-Q for the periods for the periods ended March 31, 2010, June 30, 2010 and September 30, 2010 as affected by the restatement.  The information that has been previously filed or otherwise reported for these periods was restated and superseded by the information in the recently filed Annual Report on Form 10-K for the year ended December 31, 2010. As such, the consolidated financial statements and related financial information contained in such previously filed reports should no longer be relied upon, nor should any other communications relating to the Company’s financial performance during these periods be relied upon.

Item  7.01.                      Regulation FD Disclosure.

Press Releases

On April 7, 2011, the Company issued a press release (as corrected) relating to the sale of BlackBox Subsidiary to BlackBox. A copy of this press release is furnished as an exhibit to this Report.

The Company is aware, among other risks, that statements made in its press releases or within this Report may contain projections and milestones and are subject to a degree of uncertainty as described in the Forward Looking Statements section of its annual and quarterly reports and as contained in such press releases, as well as risks enumerated in the Company’s “Risk Factors” and elsewhere, as provided in its reports as filed with the SEC from time to time.  Accordingly, no assurance can be made that the Company will achieve any of these goals or milestones.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits.

The following shall be deemed filed or furnished with this Report.

10.1 Letter of Intent, dated March 23, 2011, between Shrink Nanotechnologies, Inc., a Delaware corporation, and BlackBox Semiconductor, Inc., a Nevadacorporation.

99.1 Press Release, dated April 7, 2011, with respect to sale of BlackBox Semiconductor, Inc., a Nevada corporation, to BlackBox Semiconductor, Inc., a Nevada corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

SHRINK NANOTECHNOLOGIES, INC.

Date: April 18, 2011                                                                              By:               /s/ Mark L. Baum, Esq.
Name:           Mark L. Baum, Esq.
Title:            Chief Executive Officer